Exhibit 99.2

Sale of Rockford Bank & Trust Announcement August 13, 2019

This document may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of QCR Holdings, Inc. (“QCR Holdings”) and Heartland Financial USA, Inc. (“Heartland”). Forward-looking statements, which may be based upon beliefs, expectations and assumptions of QCR Holdings’ and Heartland’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in document, including forward-looking statements, speak only as of the date they are made, and neither QCR Holdings nor Heartland undertakes any obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of QCR Holdings and Heartland to control or predict, could cause actual results to differ materially from those in any forward-looking statements. These factors include, among others, the following: (i) the possibility that any of the anticipated benefits of the proposed transaction (the “Transaction”) between Rockford Bank & Trust Company (“RB&T”), a wholly owned subsidiary of QCR Holdings, and Illinois Bank & Trust (“IB&T”), a wholly owned subsidiary of Heartland, will not be realized or will not be realized within the expected time period; (ii) the risk that integration of operations of RB&T with those of IB&T will be materially delayed or will be more costly or difficult than expected; (iii) the failure to satisfy conditions to completion of the proposed Transaction, including receipt of required regulatory and other approvals; (iv) the failure of the proposed Transaction to close for any other reason; (v) the effect of the announcement of the Transaction on customer relationships and operating results; (vi) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (vii) the strength of the local, state, national and international economies (including the impact of tariffs, a US withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations); (viii) changes in state and federal laws, regulations and governmental policies concerning QCR Holdings’ and Heartland’s general business; (ix) changes in interest rates and prepayment rates of QCR Holdings’ and Heartland’s assets; (x) increased competition in the financial services sector and the inability to attract new customers; (xi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (xii) the loss of key executives or employees; (xiii) changes in consumer spending; (xiv) unexpected results of acquisitions; (xv) unexpected outcomes of existing or new litigation involving QCR Holdings or Heartland; (xvi) the economic impact of any future terrorist threats or attacks; (xvii) the economic impact of exceptional weather occurrences such as tornadoes, hurricanes, floods, and blizzards; and (xviii) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning QCR Holdings, Heartland and their businesses, including additional factors that could materially affect QCR Holdings’ and Heartland’s financial results, are included in QCR Holdings’ and Heartland’s filings with the Securities and Exchange Commission. Forward Looking Statements

34.5% of adjusted tangible pro-forma equity, or approximately $13.4 million SALE OF ROCKFORD BANK & TRUST TO HEARTLAND FINANCIAL USA Transaction Consideration Purchase Price Premium Expected Closing Rational Fourth quarter of 2019 - subject to the customary regulatory approvals and closing conditions Positive outcome for RB&T and the Rockford Community Approximately $59.2 million - all cash transaction (pro forma 6/30/2019) Transaction Size Rockford Bank & Trust (RB&T) represents approximately 10% of QCRH total assets Significant benefit for QCRH shareholders

TRANSACTION RATIONALE “Divesting of RB&T will allow QCRH to redeploy capital in our more profitable markets and provide the best outcome for our shareholders." Larry J. Helling, CEO Positive outcome for RB&T and the Rockford Community Similar multi-charter structure and approach to client service; synergistic community banking values Combined organizations create the preeminent bank serving the Rockford community Positive outcome for QCRH shareholders Previously unable to achieve necessary scale in the Rockford market This transaction enables further investment in QCRH’s more profitable markets Key financial performance metrics improved Significant improvement in profitability metrics Significant improvement in capital ratios

QCRH Pro forma metrics Pro Forma Actual Without RB&T (1) Change NIM (GAAP) 3.25% 3.32% 0.07% NIM (TEY) (non-GAAP) (1) 3.40% 3.49% 0.09% ROAA 1.05% 1.13% 0.08% Efficiency Ratio (non-GAAP) (1) 66.35% 64.86% -1.50% TBV Per Share 26.02 $ 26.62 $ 0.59 $ TCE/TA % (non-GAAP) (1) 8.05% 9.17% 1.12% (1) See GAAP to non-GAAP reconciliations For the Six Months Ended June 30, 2019

GAAP TO NON-GAAP RECONCILIATIONS Pro forma For the Six For the Six Months Ended Estimated Months Ended June 30 Pro forma June 30 (dollars in thousands) 2019 Change (6) 2019 NET INTEREST MARGIN (TEY) (1) Net interest income (GAAP) 74,921 $ (6,362) $ 68,559 $ Plus: Tax equivalent adjustment (2) 3,509 (46) 3,463 Net interest income - tax equivalent (Non-GAAP) 78,430 $ (6,408) $ 72,022 $ Average earning assets 4,655,288 $ (487,798) $ 4,167,490 $ Net interest margin (GAAP) 3.25% 3.32% Net interest margin (TEY) (Non-GAAP) 3.40% 3.49% EFFICIENCY RATIO (3) Noninterest expense (GAAP) 68,995 $ (6,708) $ 62,287 $ Net interest income (GAAP) 74,921 $ (6,362) $ 68,559 $ Noninterest income (GAAP) 29,058 (1,577) 27,481 Total income 103,979 $ (7,939) $ 96,040 $ Efficiency ratio (noninterest expense/total income) (Non-GAAP) 66.35% 64.86% PRO FORMA RETURN ON AVERAGE ASSETS (4) Net income (GAAP) 26,422 $ Less: estimated pro forma change related to disposition 956 Proforma net income (non-GAAP) 25,466 $ Average assets 5,023,201 $ Less: estimated pro forma change related to disposition 512,362 Proforma average assets (non-GAAP) 4,510,839 $ Return on average assets (annualized) 1.05% Proforma return on average assets (annualized) (non-GAAP) 1.13%

GAAP TO NON-GAAP RECONCILIATIONS (CONT.) Pro forma For the Six For the Six Months Ended Estimated Months Ended (dollars in thousands, except per share data) June 30 Pro forma June 30 TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS RATIO (5) 2019 Change (6) 2019 Stockholders' equity (GAAP) 504,300 $ 9,364 $ 513,664 $ Less: Intangible assets 93,837 - 93,837 Tangible common equity (non-GAAP) 410,463 $ 9,364 $ 419,827 $ Total assets (GAAP) 5,194,852 $ (523,262) $ 4,671,590 $ Less: Intangible assets 93,837 - 93,837 Tangible assets (non-GAAP) 5,101,015 $ (523,262) $ 4,577,753 $ Tangible common equity to tangible assets ratio (non-GAAP) 8.05% 9.17% PROFORMA TANGIBLE BOOK VALUE PER SHARE (5) Tangible common equity (non-GAAP) (from above) 410,463 $ Plus: pro forma change in common equity related to disposition 9,364 Pro forma tangible common equity (non-GAAP) 419,827 $ Common shares outstanding 15,772,939 Tangible book value per share 26.02 $ Pro forma tangible book value per share (non-GAAP) 26.62 $ (1) Net interest margin (TEY) is a non-GAAP financial measure. The Company's management utilizes this measurement to take into account the tax benefit associated with certain loans and securities. It is also standard industry practice to measure net interest margin using tax-equivalent measures. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure. (2) Interest earned and yields on nontaxable securities and loans are determined on a tax equivalent basis using a 21% tax rate. (3) Efficiency ratio is a non-GAAP measure. The Company's management utilizes this ratio to compare to industry peers. The ratio is used to calculate overhead as a percentage of revenue. In compliance with the applicable rules of the SEC, this non-GAAP measure is reconciled to noninterest expense, net interest income and noninterest income, which are the most directly comparable GAAP financial measures. (4) Pro forma return on average assets is a non-GAAP measure. The Company's management is providing this information to present an estimated change in ROAA related to the disposition of Rockford Bank & Trust. In compliance with the applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure. (5) These ratios are non-GAAP financial measures. The Company's management believes that this measurement is important to many investors in the marketplace who are interested in changes period-to-period in common equity. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to stockholders' equity and total assets, which are the most directly comparable GAAP financial measures. (6) Estimated pro forma change includes the net gain on the sale of Rockford Bank & Trust, as well as additional net interest income earned on net affiliate loan participations that will be exchanged prior to closing.